UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 922-5808

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sensus Healthcare, Inc. (the “Company”) was held on May 27, 2025. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The following summarizes all matters voted on at the Annual Meeting.

1. Election of Director. Anthony Petrelli was elected as a Class I director for a three-year term to expire in 2028. The nominee was an incumbent director, no other person was nominated, and the nominee was elected. The tabulation of votes cast was as follows:

	For	Against	Abstention	Broker Non-Votes
Anthony Petrelli	4,325,657	1,563,543	13,305	5,483,082

2. Vote on Amendment of the Company’s 2017 Incentive Plan. Stockholders approved the amendment of the Company’s 2017 Incentive Plan to extend the term of such Plan and increase the number of shares that may be issued under such Plan. The tabulation of votes cast was as follows:

For	Against	Abstention	Broker Non-Votes
5,186,278	495,719	220,508	5,483,082

3. Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2024. The tabulation of votes cast was as follows:

For	Against	Abstention	Broker Non-Votes
5,057,473	346,796	498,236	5,483,082

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Berkowitz Pollack Brant Advisors + CPAs, LLP as the Company’s independent registered public accountant for the fiscal year ended December 31, 2025. The tabulation of votes cast was as follows:

For	Against	Abstention
11,113,695	66,087	205,805

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: June 2, 2025	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer